Biological Assets	12 Months Ended
Dec. 31, 2024
Biological Assets [Abstract]
Biological assets

6 Biological assets

The Group’s live animals consist of chickens, cattle, hogs and fish and are segregated into consumables and bearer assets. The animals classified as consumables are those intended for slaughtering to produce in-natural meat or processed and by-products. Until they reach the appropriate weight for slaughtering, they are classified as immature. The slaughtering and production processes occur in a very short period of time and, as a consequence, only live animals transferred to slaughter are classified as mature. The animals designated as bearer assets (breeder chickens, hogs, fish), are those which are intended to produce other biological assets. Until they reach the age of reproduction they are classified as immature and when they are able to start the reproductive cycle are classified as mature.

Biological assets (live animals) are measured at their fair value, using the cost or income approach technique to live animals, depending on the nature and location of the asset (live animals). In determining the fair value of live animals, all losses inherent to the breeding process are already considered. For assets kept for production the cost is amortized over time, considering the reduction already recognized during its life cycle.

The fair value measurement of biological assets falls under Level 2 for assets where the availability of prices for similar assets in active markets or observable data that are not directly the prices of the specific asset exist and Level 3 for asset with unobservable inputs such as weight, storage costs, medications, among others.

The fair value of live animals may fluctuate due to increases or decreases in feed costs, storage costs, and integrated producer costs. For forests, changes may occur due to variations in discount rates, wood prices, or tree age.

Chicken and eggs:

Current (consumable) - are broiler chickens that will be slaughtered upon maturity. Broiler chickens remain in development for a period of 30 to 48 days to produce fresh meat and/or commercialized products. Eggs are kept in hatcheries from 21 to 25 days.

Non-current (bearer assets) - are breeder chickens that are set aside for breeding and have an estimated useful life of 68 weeks (476 days). The animals in this category are segregated between mature, when they are in the breeding stage and immature when they are under development. The costs associated to breeder chickens are accumulated up to the production stage (immature) and amortized over their productive lives based on an estimate of their capacity to produce eggs (mature). Amortization of the mature hen is included under the caption “Cost of sales” in the statement of income.

Cattle:

Current (consumable) - are owned cattle in feedlots and grass-fed cattle which remains under development for 90 to 120 days.

Non-current (bearer assets) - are breeder bulls that are set aside for breeding and have an estimated useful life of 5 years (1,825 days). The costs associated to breeder bulls are accumulated up to the production stage (immature) and amortized over their productive lives based on an estimate of their capacity to produce new assets (cattle). Amortization of mature bulls is included under the caption “Cost of sales” in the statement of income.

Hogs:

Current (consumable) - are hogs that will be slaughtered upon maturity. Hogs remain in development for a period of 170 to 175 days to produce fresh meat and/or industrialized products.

Non-current (bearer assets) - are hogs that are set aside for breeding which have an estimated useful life of 27 months (810 days). The costs associated with breeder hogs are accumulated up to the production stage and amortized over their productive lives based on an estimate of their capacity to produce new assets (hogs). Amortization of breeder hogs is included under the caption “Cost of sales” in the statement of income.

Fish and eggs:

Current (consumable) - Refers to live finfish weighing more than approximately 1kg that are destined slaughter after the maturation period. Finfish at this stage are measured at fair value less cost to sell.

Non-current (developing stage) - Refers to eggs, juveniles, smolt and live finfish below approximately 1kg. The estimated time period for eggs to develop to fish being placed at sea is approximately 24 months. These biological assets are measured at cost.

Non-current (bearer assets) - Refers to breed stock that are set aside for breeding which have an estimated useful life of 36 months (1,095 days). The costs associated with breed stock fish are accumulated up to the production stage and amortized over their productive lives based on an estimate of their capacity to produce new assets. Amortization of breed stock fish is included under the caption “Cost of goods sold” in the statement of income.

	December 31, 2024		December 31, 2023
Current biological assets (consumable):	Amount	Quantity (thousands)	Amount	Quantity (thousands)

Chicken and eggs	598,232	553,455	685,465	560,414
Cattle	68,789	64	62,556	19
Hogs	731,104	8,153	776,125	8,516
Lamb	189	1	126	1
Fish (biomass - kg)	209,909	23,525	187,881	21,678
Total current	1,608,223		1,712,153

	December 31, 2024		December 31, 2023
Non-current biological assets (bearer assets):	Amount	Quantity (thousands)	Amount	Quantity (thousands)

Mature chickens (breeding stage)	204,160	26,052	211,021	23,745
Immature chickens (in development) and eggs	189,763	16,362	182,741	16,867
Cattle	2,225	1	2,534	1
Hogs	106,793	680	116,160	670
Mature fish (biomass - kg)	1,178	51	2,343	84
Immature fish (biomass - kg) and eggs	12,372	574	14,140	514
Eucalyptus forests (hectares)	1,743	938	2,538	1,057
Total non-current	518,234		531,477
Total of biological assets:	2,126,457		2,243,630

	Current			Non-current
Changes in biological assets:	December 31, 2024	December 31, 2023	December 31, 2022	December 31, 2024	December 31, 2023	December 31, 2022
Balance at the beginning of the period	1,712,153	1,861,106	1,327,675	531,477	501,958	402,297
Business combination	—	(24,542)	171,362	—	—	38,020
Increase by reproduction (born) and cost absorption including death	10,680,387	12,721,303	12,143,982	1,366,906	818,182	775,306
Reduction for slaughter, sale or consumption	(12,129,791)	(13,522,290)	(12,545,787)	(67,825)	(66,503)	(82,344)
Purchases	435,186	397,946	536,267	235,677	180,727	164,921
Fair value adjustments	158,788	(85,715)	36,102	(189)	700	4
Reclassification from non-current to current	913,073	307,195	292,149	(913,073)	(307,195)	(292,149)
Exchange rate variation	(161,573)	57,150	(100,644)	(45,443)	12,426	602
Amortization	—	—	—	(589,296)	(608,818)	(504,699)
Balance at the end of the period	1,608,223	1,712,153	1,861,106	518,234	531,477	501,958